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                                                                   EXHIBIT 23(a)


                          INDEPENDENT AUDITORS' CONSENT



We hereby consent to the incorporation by reference in this Registration Statement of Koger Equity, Inc. on Form S-8 of our report dated February 12, 1999, appearing in the Annual Report on Form 10-K of Koger Equity, Inc. for the year ended December 31, 1998.



DELOITTE & TOUCHE, LLP
Jacksonville, Florida
March 24, 2000



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